UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                               February 18, 2005
                ________________________________________________
                Date of Report (Date of earliest event reported)


                         21st Century Technologies, Inc.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                      000-29209                48-1110566
____________________________          ____________          ___________________
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)          Identification No.)


              2700 W. Sahara Blvd., Suite 440, Las Vegas, NV 89102
              ____________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
         _____________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS.

The Commission temporarily suspended the trading of 21st Century Technologies, Inc. securities pursuant to Section 12(k) of the Securities Exchange Act of 1934. The suspension commenced on February 18, 2005 at 9:30 a.m. EST and will run through March 4, 2005 at 11:59 p.m. EST. Further details are disclosed in the press release attached as Exhibit 99.1 to this report.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          Exhibit 99.1 - Press Release Dated February 23, 2005


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   21ST CENTURY TECHNOLOGIES, INC.
                                                   (Registrant)


                                   By:   /s/ JOHN R. DUMBLE
                                         _______________________
Date:  February 24, 2005                 John R. Dumble
                                   Its:  Chief Executive Officer